UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction	(Common File No.)	(IRS Employer
of incorporation)		Identification Number)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 25, 2015, the Board of Directors of MB Financial, Inc. (the “Company”) amended Article II, Section 10 of the Company’s by-laws to provide the Board with discretion to exempt any person under age 75 from the mandatory director retirement age of 72 if the Board determines that such exemption would be in the best interests of the Company. A copy of the Company’s amended and restated by-laws is attached to this report as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
The following exhibit is filed herewith:
3.1 Amended and Restated By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: March 2, 2015	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer